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                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                           AMERICAN FORERUNNER SERIES
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED NOVEMBER 13, 2006
             TO THE PROSPECTUS DATED MAY 1, 2006 (AS SUPPLEMENTED)

     This supplement revises certain information about the Lifetime Withdrawal Guarantee version of the Guaranteed Withdrawal Benefit and the GMIB I version of the Guaranteed Minimum Income Benefit. This supplement also describes a change to the Optional Reset feature of the Predictor Plus version of the Guaranteed Minimum Income Benefit, which may be added by rider in states where approved to American Forerunner Series variable annuity Contracts issued by New England Life Insurance Company ("we," "us," or "our").

     This supplement revises information contained in the Prospectus dated May 1, 2006 (as supplemented) for the Contracts. It should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at 501 Boylston Street, Boston, MA 02116 or call us at (800) 435-4117 to request a free copy.

     Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1.  GUARANTEED WITHDRAWAL BENEFIT

    The following applies to the Guaranteed Withdrawal Benefit section of the supplements dated June 9, 2006.

A. In the fourth paragraph under "Guaranteed Withdrawal Benefit," replace the second sentence with:

    This reduction may be significant and means that return of your premium payments may be lost.

B. In the first bullet item under "Description of the Lifetime Withdrawal Guarantee," replace the language in parentheses with:

    (and the life of your spouse, if the Joint Life version of the rider is elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation)

C. After the last bullet item under "Description of the Lifetime Withdrawal Guarantee," add:

    In considering whether to purchase the Lifetime Withdrawal Guarantee rider, you must consider your desire for protection and the cost of the rider with the possibility that had you not purchased the rider, your Contract Value may be higher. In considering the benefit of the lifetime withdrawals, you should consider the impact of inflation. Even relatively low levels of inflation may have a significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any GWB rider, the Lifetime Withdrawal Guarantee rider, however, does not assure that you will receive strong, let alone any, return on your investments.
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D.  Replace the "5% Compounding Income Amount" paragraph with the following:

    5% Compounding Income Amount. On each contract anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth contract anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). The Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

E. In the "Remaining Guaranteed Withdrawal Amount" paragraph, add the following after the second sentence:

    The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described above.

F. In the "Annual Benefit Payment" section, replace the second paragraph with the following:

    It is important that you carefully manage your annual withdrawals. To ensure that you retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a Contract Year exceed the Annual Benefit Payment. If a withdrawal from your Contract does result in annual withdrawals during a Contract Year exceeding the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be recalculated and the Annual Benefit Payment will be reduced to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. These reductions in the Total Guaranteed Withdrawal Amount and Annual Benefit Payment may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Contract Value to decline to zero.

G. In the "Automatic Annual Step-Up" section, add the following at the end:

    Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your Contract Value to approach $5,000,0000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,0000.

H. In the second paragraph under "Cancellation and Guaranteed Principal Adjustment", replace item (b) with the following:

    (b) is the Contract Value on the date of cancellation.

I. Replace the fourth item under "Termination of the Lifetime Withdrawal Guarantee Rider" with the following:

    (4) death of the Contract Owner or Joint Owner (or the annuitant if the Contract Owner is a non-natural person), except where the Contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;

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J.  Replace the first two paragraphs under "Additional Information" with the following:

    The Lifetime Withdrawal Guarantee rider may affect the death benefit available under your Contract. If the owner or joint owner should die while the Lifetime Withdrawal Guarantee rider is in effect, an additional death benefit amount will be calculated under the Lifetime Withdrawal Guarantee rider that can be taken in a lump sum. The Lifetime Withdrawal Guarantee death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract Year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

    Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. This death benefit will be paid instead of the applicable contractual death benefit (the standard death benefit, the additional death benefit amount calculated under the Lifetime Withdrawal Guarantee as described above, or the Annual Step-Up death benefit, Compounded-Plus death benefit, or Earnings Preservation Benefit, if those benefits had been purchased by the owner(s)). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

2.  GUARANTEED MINIMUM INCOME BENEFIT

A. Under "Description of GMIB I" in the "GUARANTEED MINIMUM INCOME BENEFIT" section of the Prospectus, insert the following at the end of the "Termination Provisions" subsection:

    We currently waive the contractual requirement that terminates the GMIB I rider in the event of the death of the Contract Owner in circumstances where the spouse of the Owner elects to continue the Contract. (See "THE
CONTRACTS -- Options for Death Proceeds -- Special Options for Spouses.") In such event, the GMIB I rider will automatically continue unless the spouse elects to terminate the rider. We are permanently waiving this requirement with respect to purchasers of the Contract offered by this prospectus who have elected the GMIB I rider.

B. Under "Description of the Predictor Plus" in the "GUARANTEED MINIMUM INCOME BENEFIT" section of the Prospectus, delete the first paragraph of the "Optional Reset" subsection and replace it with the following:

    Optional Reset. On any Contract Anniversary as permitted, the Contract Owner may elect to reset the Annual Increase Amount to the Contract Value. Such a reset may be beneficial if your Contract Value has grown at a rate above the 5% accumulation rate on the Annual Increase Amount. However, resetting the Annual Increase Amount will increase your Waiting Period for exercising the Predictor Plus by recommencing the period. An Optional Reset is permitted only if (1) the Contract Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.

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    If you purchased your Contract on or after February 27, 2006, you may elect either, 1) a one-time Optional Reset at any Contract Anniversary provided the above requirements are met, or 2) Optional Resets to occur automatically ("Optional Automatic Reset"). If you elect Optional Automatic Resets, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Contract Value automatically, provided the above requirements are met. The same conditions described above will apply to each Optional Automatic Reset. You may discontinue this election at any time by notifying us in writing, or any other method that we agree to, at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Optional Automatic Resets to continue. If you discontinue or do not re-elect the Optional Automatic Resets, no Optional Reset will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above.

    If you purchased your Contract before February 27, 2006, you may elect an Optional Reset on any Contract Anniversary on or after the third Contract Anniversary and at any subsequent Contract Anniversary as long as it has been at least three years since the last Optional Reset, provided all other requirements are met.

    We must receive your request to exercise the Optional Reset in writing, or any other method that we agree to, at least 30 days prior to the applicable Contract Anniversary. We reserve the right to prohibit an Optional Reset if we no longer offer this benefit under the Contract. We are waiving this right with respect to Contract Owners who purchase the Predictor Plus on or after May 1, 2005, and will allow those Contract Owners to elect Optional Resets even if this benefit it no longer offered under the Contract.

3.  APPENDIX E -- GUARANTEED MINIMUM INCOME BENEFIT (GMIB) EXAMPLES

    Insert at the end of Appendix E a new Item (6):

(6) The Optional Reset with Optional Automatic Reset -- Predictor Plus

Assume your initial investment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Resets to occur under the Optional Automatic Reset feature prior to the first Contract Anniversary. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Reset will automatically occur.

The effect of the Optional Reset is:
     (1) The 5% Annual Increase Amount automatically resets from $105,000 to $110,000;
     (2) The 10-year Waiting Period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first Contract Anniversary;
     (3) The Predictor Plus rider charge is reset to the fee we charge new Contract Owners for Predictor Plus at that time; and
     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued

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the Optional Automatic Reset feature. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Reset will automatically occur.

The effect of the Optional Reset is:
     (1) The 5% Annual Increase Amount automatically resets from $115,500 to $120,000;
     (2) The 10-year Waiting Period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the second Contract Anniversary;
     (3) The Predictor Plus rider charge is reset to the fee we charge new Contract Owners for Predictor Plus at that time; and
     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Assume your Contract Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Contract Value would exceed the 5% Annual Increase Amount and an Optional Reset would automatically occur (provided you had not discontinued the Optional Automatic Reset feature, and other requirements were met).

The effect of each Optional Reset is:
     (1) The 5% Annual Increase Amount automatically resets to the higher Contract Value;
     (2) The 10-year Waiting Period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of the Optional Reset;
     (3) The Predictor Plus rider charge is reset to the fee we charge new Contract Owners for Predictor Plus at that time; and
     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

    After the seventh Contract Anniversary, the initial Optional Automatic Reset election expires. Assume you do not make a new election of the Optional Automatic Reset.

    The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Contract Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Reset is not permitted because your Contract Value is lower than your 5% Annual Increase Amount. However, because the Optional Reset has locked-in previous gains the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 85th birthday. Also, please note:

     (1) The 10-year Waiting Period to annuitize the Contract under the Guaranteed Minimum Income Benefit remains at the 17th Contract Anniversary (10 years from the date of the last Optional Reset);

     (2) The Predictor Plus rider charge remains at its current level; and

     (3) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

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                     [5% COMPOUNDING INCOME BASE(1) GRAPH]

Each time the 5% Compounding Income Base resets to equal the Contract Value, withdrawal amount can also increase.

                          HYPOTHETICAL CONTRACT VALUE

$100,000
1 YEAR* "STEP-UP"--$200,000
2 YEAR* "STEP-UP"--$270,000
12 YEARS--$50,000

* Upon "step-up" 10-Year Waiting Period Resets

10 years from last reset, Contract Owner can annuitize under Predictor Plus using the higher locked-in amount.

(1) Example assumes no withdrawals taken

IF YOU ELECT EITHER OPTIONAL RESET OPTION:

+ YOU CAN ELECT THE RESET OPTION ANY TIME BEFORE THE CONTRACT ANNIVERSARY ON
  WHICH IT WILL TAKE EFFECT

+ THE WAITING PERIOD TO ANNUITIZE UNDER THE PREDICTOR PLUS WILL BE RESET TO 10
  YEARS FROM THE DATE OF THE MOST RECENT RESET

+ RESETS MAY OCCUR THROUGH AGE 75 PROVIDED IT HAS BEEN AT LEAST ONE YEAR SINCE
  THE LAST RESET

+ THE RIDER CHARGE WILL BE RESET TO THE CHARGE APPLICABLE TO NEW AFS CONTRACT
  PURCHASES AT THE TIME OF THE RESET; SUBJECT TO A MAXIMUM OF 1.50%

THIS HYPOTHETICAL EXAMPLE IS FOR ILLUSTRATIVE PURPOSES ONLY. IT DOES NOT REFLECT THE ACTUAL RETURNS OF AMERICAN FORERUNNER SERIES OR ANY NELICO PRODUCTS.


                           THIS SUPPLEMENT SHOULD BE
                     READ AND RETAINED FOR FUTURE REFERENCE

501 Boylston Street
Boston, MA 02116                                        Telephone (800) 435-4117
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